MFS(R) UNION STANDARD EQUITY FUND

                      Supplement to the Current Prospectus

  The description of portfolio managers under the "Management of the Fund"
section is hereby restated as follows:

  The fund is managed by Lisa B. Nurme and James M. Perkins, each a Senior Vice President of the adviser. Ms. Nurme and Mr. Perkins have been the funds' portfolio managers since March 2000, and have been employed in the investment management area of the adviser since: Ms. Nurme - 1987 and Mr. Perkins - 1983. Ms. Nurme has announced her retirement from MFS effective on or about May 31, 2004. Upon Ms. Nurme's retirement, Mr. Perkins will assume sole responsibility for managing the fund.


                 The date of this Supplement is March 23, 2004.